UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2018

Zscaler, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38413	26-1173892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Rose Orchard Way

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 533-0288

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of William Welch as Chief Operating Officer

On April 30, 2018, William Welch, chief operating officer of Zscaler, Inc. (the “Company”), notified the Company that he will resign from his position as the Company’s chief operating officer, effective May 14, 2018.

Item 8.01    Other Events

On May 2, 2018, the Company issued a press release related to the event described in Item 5.02 of this Current Report on Form 8-K.

The Company also disclosed it will host an earnings call discussing its financial results for the third quarter of 2018 on Wednesday, June 6, 2018.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZSCALER, INC.

By:	/s/ Robert Schlossman
Name: Robert Schlossman
Title: Chief Legal Officer

Date: May 3, 2018